Supplement to the
Fidelity® Nasdaq Composite® Index Fund
January 28, 2012
Prospectus

Effective January 1, 2013, the following information replaces the information under "Shareholder fees" under the heading "Fee Table" in the "Fund Summary" section on page 3.

Shareholder fees (fees paid directly from your investment)
Redemption fee on shares held less than 90 days (as a % of amount redeemed)	0.75%

The following information replaces the biographical information for Eric Matteson under the heading "Portfolio Manager(s)" in the "Fund Summary" section.

Peter Matthew (assistant portfolio manager) has managed the fund since August 2012.

In addition, the biographical information for Bobe Simon is no longer applicable.

The following information replaces the similar information under the heading "Purchase and Sale of Shares" in the "Fund Summary" section on page 7.

Initial Purchase Minimum	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

The following information replaces similar information from under the heading "Buying Shares" in the "Shareholder Information" section beginning on page 15.

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

EIF-12-02 (PAGE 1 OF 3) December 11, 2012
1.791563.118

Effective January 1, 2013, the following information supplements the information found under the heading "Features and Policies" in the "Shareholder Information" section beginning on page 19.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

Effective January 1, 2013, the following information has been removed from under the heading "Features and Policies" in the "Shareholder Information" section on page 20.

You may be charged an annual index fund fee of $10.00 per fund position to offset shareholder service costs if your fund balance falls below $10,000 at the time of the December distribution. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions.

Fidelity may deduct $10.00 from each fund position at the time the December distribution is credited to each fund position. If the amount of the distribution is not sufficient to pay the fee, the index fund fee may be deducted directly from your fund balance.

The following information replaces the similar information found under the heading "Features and Policies" in the "Shareholder Information" section beginning on page 20.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

The following information replaces the biographical information for Eric Matteson found in the "Fund Management" section on page 24.

Peter Matthew is assistant portfolio manager of the fund, which he has managed since August 2012. He also manages other funds. Since joining Geode in 2007, Mr. Matthew has worked as a senior operations associate, portfolio manager assistant, and assistant portfolio manager. Prior to joining Geode, Mr. Matthew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.

In addition, the biographical information for Bobe Simon is no longer applicable.